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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-27887                33-0846191
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

      921 E. Alton Avenue, Santa Ana, California                 92705
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

         Upon authenticating and assigning a numerical quality grade to a coin, Collectors Universe's coin authentication and grading subsidiary, PCGS, issues a certificate that confirms the authenticity and sets forth the numerical quality grade assigned by PCGS to that coin, which signifies that the coin is a PCGS "certified coin". In the ordinary course of our business, we maintain and regularly update a database of (i) the total number of coins that PCGS has certified, classified according to the different numerical quality grades that PCGS has assigned to those coins, and (ii) a cumulative total of the number of coins that have been certified by PCGS since it commenced its coin authentication and grading business in 1986.

         The Company has begun publishing on its website, at http://www.pcgs.com/poptotal.chtml, a summary "population report" which sets forth such information, in tabular form. We also will update that report on a weekly basis for additional coins that we certify.

         The population report also happens to contain data that make it possible to determine the number of coins that PCGS has certified in any specific time period (such as a month, a fiscal quarter or an entire fiscal year), by subtracting the cumulative total of PCGS certified coins shown in the population report at the beginning of that time period from the number at the end of that period.

         However, it is important to recognize that the number of certified coins shown in the population report may include multiple certifications for the same coin, as coins are often submitted to us for certification multiple times, each at a different time (largely dependent on the number of times the coin is listed for sale or bought and sold).

         Additionally, there are coins that we examine and process which are not assigned a numerical quality grade and, for that reason, are not included in our summary population report, even though we generate revenue from processing them. For example, ordinarily we do not assign a quality grade to coins that we find, upon examination, to have been damaged or be have significant imperfections. We also sometimes receive bulk coin submissions for processing, for which the submitters request the assignment of a more generic grade, such as "uncirculated," rather than a numerical quality grade. Consequently, the total number of coins that we certify, and that will be included in the totals set forth in our population report, for any given time period, ordinarily will be less than the total that we will have examined and processed and, therefore, that will have generated revenues for us, in that time period. Moreover, the number of uncertified coins that we process varies from period to period.

         For these reasons, it will not be possible to use population reports to reliably determine the number of coins actually processed by us during any time period or to determine trends in the volume of coins we are processing or are in our reported coin authentication and grading revenues.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        COLLECTORS UNIVERSE, INC.


Dated:  December 5, 2005                By:  /s/ JOSEPH J. WALLACE
                                             -----------------------------------
                                             Joseph J. Wallace,
                                             Chief Financial Officer

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